SUMMARY
PROSPECTUS
September 28, 2026

Tuttle Capital Photonics Income Blast ETF

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. The Fund's prospectus and statement of additional information are incorporated by reference into this Summary Prospectus. You can find the Fund's prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.fotoetf.com. You can also get this information at no cost by calling (833) 759-6110 or by sending an email request to mail@ccofva.com.

This summary prospectus describes Tuttle Capital Photonics Income Blast ETF. Tuttle Capital Photonics Income Blast ETF is authorized to offer one class of shares by this summary prospectus.

Fund	Ticker	Principal Listing Exchange
TUTTLE CAPITAL PHOTONICS INCOME BLAST ETF	OPTO	Cboe BZX Exchange, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Tuttle Capital Photonics Income Blast ETF
TUTTLE CAPITAL PHOTONICS INCOME BLAST ETF

Investment Objective

The investment objective of the Tuttle Capital Photonics Income Blast ETF (the "Fund") is to seek current income. The Fund’s secondary investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.99%
Distribution (12b-1) and Service Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses(3)	0.99%
(1)Under the Investment Advisory Agreement, Tuttle Capital Management LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
(2)Other Expenses are estimated for the Fund’s initial fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The example also assumes that your investment has a five percent (5%) return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
Tuttle Capital Photonics Income Blast ETF	$101	$315

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide exposure to companies whose primary business operations are directly related to photonics while also generating income through a structured options overlay strategy.

Under normal market conditions, the Fund will invest directly in common stocks, preferred stocks, depositary receipts (including ADRs and GDRs) of photonics-related companies, and use exchange-traded call options, and synthetic positions

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Tuttle Capital Photonics Income Blast ETF
(deriving their value from specific photonics-related securities) to gain long exposure to photonics-related companies equal to at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes). The Fund also will implement a systematic put spread strategy to generate income.

Photonics Investment Focus

Photonics generally refers to the science and technology of generating, manipulating, transmitting, detecting, measuring, and applying light (photons), including visible, infrared, and ultraviolet light. The Fund seeks to provide focused exposure to companies that are engaged in the development, production, commercialization, or application of photonics-related products and services.

Photonics-related products and services may include, but are not limited to, optical communications components and subsystems (such as lasers, modulators, coherent optics, transceivers, optical amplifiers, silicon photonics devices, and photonic integrated circuits), industrial and scientific laser systems, beam delivery systems, advanced manufacturing and metrology systems, photonic sensing and imaging technologies (including LiDAR, infrared imaging, spectrometry, and optical detection systems), optoelectronic devices (including LEDs, laser diodes, and compound semiconductor devices), and specialized manufacturing equipment used in the production of photonic and optoelectronic components.

The Fund may invest in U.S. and non-U.S. issuers in developed and emerging markets and may invest in companies of any market capitalization. The Fund expects to have significant exposure to companies in the technology sector and may also have significant exposure to the industrials, semiconductor, materials, communications equipment, aerospace and defense, healthcare technology, and capital goods industries due to the nature of the photonics industry.

Long Exposure Strategy

The Fund may invest directly in common stocks, preferred stocks, and depositary receipts (including ADRs and GDRs) of photonics-related companies.

In addition, the Fund may obtain exposure with exchange-traded call options on photonics-related securities (i.e., the underlying security), including deep in-the-money call options. The Fund may invest in exchange-traded call options on specific photonics-related securities as a means of gaining exposure to those securities without purchasing them outright. A call option gives the Fund the right, but not the obligation, to buy the underlying security at a predetermined price (the “strike price”) within a set timeframe. The Fund may utilize deep in-the-money call options, which have strike prices significantly below the current market price of the underlying security. These options tend to have high sensitivity to changes in the underlying security's price and may closely mirror the performance of directly owning the security, while requiring less capital to establish the position. This approach can provide capital efficiency and flexibility; however, it also involves risks, including potential losses if the underlying security declines in value, limited liquidity in certain option contracts, and the possibility that the options may expire worthless if not managed properly.

Finally, the Fund may obtain exposure to photonics-related securities through synthetic long positions constructed using long call and short put options on the same underlying security with the same strike price and expiration date. To achieve a synthetic long exposure, the Fund will buy call options and, simultaneously, sell put options to try to replicate the price movements of the underlying security. The call options purchased by the Fund and the put options sold by the Fund will generally have one-month to one-year terms and strike prices that are approximately equal to the then-current share price of the underlying security at the time the contracts are purchased and sold, respectively.

By using this strategy, the Fund may achieve similar investment outcomes with potentially greater capital efficiency. These positions on underlying photonics-related securities may be established using both standardized listed options and FLexible EXchange® Options (“FLEX Options”). FLEX Options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auction markets and avoiding the counterparty exposure of over-the-counter (OTC) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The FLEX Options are listed on the Chicago Board Options Exchange.

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Tuttle Capital Photonics Income Blast ETF

Put Spread Income Strategy

The Fund seeks to generate income for shareholders by employing a put credit spread strategy on the underlying photonics-related securities. Under this strategy, the Fund will sell put options that are near-the-money (i.e., with strike prices close to the current market price of the underlying security) to collect premiums and generate income, while simultaneously purchasing out-of-the-money put options (i.e., with lower strike prices further below the current market price) to hedge against significant downside risk. This results in a net credit to the Fund at initiation, with the maximum profit realized if the underlying security's price remains above the higher strike price at expiration, allowing both options to expire worthless and the Fund being able to keep all of the premiums received.

The Fund’s Adviser will select options based on factors such as implied volatility, time to expiration, liquidity, and overall market conditions, aiming to balance income generation with risk management, though there is no assurance that the strategy will achieve its objectives or avoid losses. The Fund intends to implement and roll these spreads on a recurring basis. Net premiums received are intended to support the Fund’s income generation objectives.

The Fund may hold U.S. Treasuries, money market instruments, cash, or cash equivalents to collateralize its options positions.

The Fund intends to make weekly distribution payments to shareholders. A portion of these weekly distributions will likely be characterized as return of capital. A return of capital represents a return of a portion of a Fund shareholder’s original investment in the Fund and should not be confused with a dividend, yield or income. Return of capital distributions will reduce an investor’s cost basis in the Fund's shares and may result in a higher capital gain or lower capital loss when the shares are sold. (see “Distribution Tax/Return of Capital Risk” under the section “Principal Risks of Investing in the Fund” further below.)

The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

The Fund’s investment strategy is not intended to track the performance of any specific photonics-related security or index, and the Fund’s performance will differ from that of the individual securities to which it has exposure. The performance differences will depend on, among other things, changes in the value of the photonics-related securities, changes in the value of the puts the Fund has bought and sold, and changes in the value of the U.S. Treasuries and money market instruments held by the Fund. The Fund’s ability to achieve its investment objective of current income is not dependent on the price appreciation of the underlying photonics-related securities.

Principal Risks

An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as an individual security, ETF, index, interest rate or inflation rate. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying instrument. For example, the return on a derivative instrument may not correlate with that of its underlying instrument, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use put options, call options (including deep in-the-money call options), and synthetic long positions to implement its principal investment strategies. Other risks specific to put options, as well as other risks of derivatives, generally, such as

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Tuttle Capital Photonics Income Blast ETF
counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk, are described in greater detail elsewhere in the Fund’s Prospectus.

Options Risk. The prices of options may change rapidly over time and do not necessarily move in tandem with the price of their underlying securities. The Fund’s option strategy is designed to provide the Fund with income by taking in options premiums, but it is not designed to mitigate losses to the Fund in the event of a market decline. The premium received may not be enough to offset a loss incurred by the Fund if the price of the underlying security declines. Options are subject to valuation risk, time decay risk, changes in implied volatility, liquidity risk, and the possibility of early exercise.

Put Spread Strategy Risk. The Fund’s put spread strategy involves substantial risks, including the potential for losses if the underlying security declines below the lower strike price, market volatility impacting option premiums, and the possibility of assignment on the sold puts, which could require the Fund to purchase the underlying securities at unfavorable prices.

Synthetic Long Position Risk. The Fund may obtain exposure to photonics-related securities through synthetic long positions constructed using long call and short put options on the same underlying security with the same strike price and expiration date. Synthetic long positions are subject to the risks associated with both call and put options, including the potential for significant losses if the price of the underlying security declines. Because synthetic positions may require less capital than purchasing the underlying securities directly, losses may be magnified. Synthetic positions are also subject to liquidity risk and imperfect correlation with the underlying securities.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (cleared derivatives). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (clearing members) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing members’ individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into with the clearing member.

Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives and photonics-related securities. Investments in illiquid assets involve the risk that the Fund may be unable to sell such assets or sell them at a reasonable price. Derivatives, especially when traded in large amounts, may not always be liquid. In volatile markets, the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

FLEX Options Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to expiration may vary because of factors other than the value of the underlying security, including interest rate changes, changing supply and demand, decreased liquidity, and changing volatility levels.

FLEX Options are listed on an exchange; however, it is not guaranteed that a liquid secondary trading market will exist. In the event that trading in the FLEX Options is limited or absent, the value of the FLEX Options may decrease.

Assignment Risk. The puts written by the Fund may be assigned to the Fund at any point prior to the expiration date. Early assignment is more likely when the put option is significantly in the money. Should early assignment occur, it would result in the Fund acquiring the assigned shares of the underlying security. Consequently, the value of the Fund’s investment

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Tuttle Capital Photonics Income Blast ETF
may be temporarily exposed to the full market movement of the underlying security until those shares are sold and new options positions are established.

Risk of Highly Volatile Markets. The prices of the derivative instruments and equity securities in which the Fund may invest can be highly volatile. Price movements are influenced by, among other things, interest rates, changing supply and demand relationships, fiscal and monetary policies of governments, and national and international political and economic events. The Fund is also subject to the risk of failure of any exchange on which its derivative instrument positions trade or failure of their clearinghouses.

Photonics Industry Risk. Companies engaged in photonics-related businesses are subject to risks associated with rapid technological change, short product development cycles, evolving industry standards, and frequent product introductions. Technological advances may render existing products obsolete or uncompetitive. The photonics industry is characterized by intense competition, including from larger, more diversified companies with greater financial, technical, and marketing resources.

Demand for photonics components and systems may fluctuate significantly based on capital spending cycles, telecommunications infrastructure deployment, semiconductor fabrication capacity expansion, industrial automation investment, defense and aerospace procurement cycles, healthcare technology adoption, and broader macroeconomic conditions. A slowdown in any of these end markets may adversely affect revenues and profitability of photonics-related companies.

Many photonics-related businesses depend on specialized materials, precision manufacturing processes, and complex supply chains. Disruptions in the availability of key components, raw materials, or fabrication capacity may negatively impact production and margins. In addition, regulatory changes, export controls, intellectual property disputes, or shifts in government funding priorities may materially affect certain segments of the photonics industry.

Technology Sector Risk. The Fund expects to have significant exposure to technology-related companies. Technology companies may experience rapid changes in technology, evolving customer preferences, frequent new product introductions, and aggressive pricing competition. These companies may be particularly vulnerable to product obsolescence and may face risks related to cybersecurity incidents, data breaches, intellectual property protection and infringement claims, and regulatory scrutiny.

Technology companies often rely on global supply chains and outsourced manufacturing, which may expose them to geopolitical tensions, trade restrictions, tariffs, and supply disruptions. Many technology companies also depend on a limited number of key customers, suppliers, or distribution partners, and the loss of one or more such relationships may adversely affect financial performance.

Semiconductor and Capital Equipment Risk. Companies involved in optoelectronic device manufacturing, compound semiconductor production, silicon photonics, and related capital equipment are subject to cyclical demand patterns and may experience significant revenue and earnings volatility. The semiconductor industry has historically been highly cyclical, characterized by periods of oversupply, pricing pressure, and inventory corrections.

Such companies may be affected by export controls, trade restrictions, and geopolitical tensions that limit access to key markets or restrict the transfer of advanced technologies. Capital equipment manufacturers depend heavily on capital expenditure budgets of semiconductor fabrication facilities and other advanced manufacturing customers, which may be reduced during economic downturns. Supply chain disruptions, manufacturing complexity, and high fixed-cost structures may amplify financial volatility during periods of reduced demand.

Small- and Mid-Capitalization Company Risk. The Fund may invest significantly in small- and mid-capitalization companies, which may be more volatile and more vulnerable to adverse business or economic developments than large-capitalization companies. These companies may have limited product lines, narrower markets, less diversified revenue streams, limited financial resources, and less experienced management teams.

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Securities of small- and mid-capitalization companies may trade less frequently and in lower volumes than those of larger companies, which may result in greater price volatility and reduced liquidity. During market downturns or periods of market stress, these securities may decline in value more sharply and may be more difficult to sell at desired prices.

Early-Stage and Pre-Revenue Company Risk. The Fund may invest in early-stage, development-phase, or recently public companies that may not yet generate meaningful revenues or profits. These companies may face significant uncertainty regarding the successful development, commercialization, and market acceptance of their products and technologies.

Early-stage companies may depend on external financing to fund operations and research and development activities, and such financing may not be available on favorable terms, or at all. These companies may also face regulatory hurdles, technological feasibility risks, competitive pressures, and execution challenges. Securities of early-stage companies may be highly volatile and speculative, and investments in such companies may result in substantial losses.

Non-U.S. and Emerging Markets Risk. The Fund may invest in securities of non-U.S. issuers, including issuers located in emerging markets. Investments in non-U.S. securities involve risks that may not be present with investments in U.S. securities, including fluctuations in currency exchange rates; differences in accounting, auditing, and financial reporting standards; less stringent regulatory environments; reduced liquidity; and higher transaction costs.

Non-U.S. markets may be more susceptible to political instability, changes in government policies, trade disputes, expropriation, nationalization, and social unrest. Emerging markets, in particular, may experience heightened volatility, capital controls, weaker legal systems, limited investor protections, and greater geopolitical risk. These factors may adversely affect the value and liquidity of the Fund’s investments.

Concentration Risk. Because the Fund focuses on companies engaged in photonics-related businesses, it may concentrate its investments in a limited number of industries or sectors. As a result, the Fund may be more susceptible than a diversified fund to adverse economic, regulatory, technological, or market developments affecting the photonics industry or related sectors.

Developments such as reductions in capital expenditures, technological disruption, regulatory changes, supply chain constraints, or decreased demand in key end markets may have a disproportionate impact on the Fund’s performance. The Fund’s returns may therefore be more volatile than those of a broadly diversified fund.

Active Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement its investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques applied by the Adviser. It is possible the investment techniques employed on behalf of the Fund will not produce the desired results.

Equity Securities Risk. Equity securities may be more volatile than other asset classes, and their market prices may change quickly and without warning. The value of the equity securities held by the Fund may decrease due to general market conditions or other factors unrelated to a particular issuer. A decline in the value of the equity securities in which the Fund invests will adversely affect the Fund.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through hacking or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

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Tuttle Capital Photonics Income Blast ETF

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Market Risk. The trading prices of securities and derivative instruments fluctuate in response to economic, financial, or political events that impact the entire market, specific sectors, or individual issuers. The Fund’s NAV and market price may fluctuate significantly. Because the Fund’s strategy provides exposure to photonics-related securities, a decline in the value of those securities will adversely affect the Fund.

Transaction Cost Risk. The Fund will pay transaction costs, including commissions and bid-ask spreads, when it buys and sells options and other securities. Because the Fund expects to enter into and close option positions on a recurring basis, it will incur high transaction costs. While turnover of options may not be reflected in traditional portfolio turnover metrics, the economic impact to the Fund may be similar to that of a fund with high portfolio turnover. These transaction costs may negatively affect the Fund’s performance and may result in higher taxable distributions.

Distribution Tax/Return of Capital Risk. A portion of the Fund’s distributions may consist of a return of capital. A return of capital represents a return of a shareholder’s original investment in the Fund and should not be confused with a dividend, yield, or income. Although a return of capital distribution is generally not taxable to shareholders, it will reduce a shareholder’s cost basis in the Fund’s shares, which may result in a higher capital gain or lower capital loss when the shares are sold. After a shareholder’s basis is reduced to zero, any further return of capital distributions will be taxable as a capital gain. In addition, distributions that constitute a return of capital will reduce the Fund’s net asset value per share and may, over time, erode the Fund’s asset base if not offset by net investment income and net capital gains realized by the Fund. There can be no assurance that the Fund will be able to maintain its targeted level of distributions, and the Fund may reduce or suspend distributions at any time.

ETF Risks. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:

•Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Cash Redemption Risk. The Fund intends to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market

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Tuttle Capital Photonics Income Blast ETF
declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

Non-Diversification Risk. The Fund is classified as non-diversified under the 1940 Act and may invest a greater percentage of its assets in a smaller number of issuers or instruments than a diversified fund. As a result, the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event affecting those issuers or instruments.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance History

The Fund has not yet commenced operations and does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available by calling toll-free at (833) 759-6110.

Investment Adviser

Tuttle Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund.

Portfolio Manager

Matthew Tuttle, Chief Executive Officer of the Adviser, has served as the Fund’s portfolio manager since its inception.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are typically effected in cash, but the Fund reserves the right to accept in-kind securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange (i.e., Cboe BZX Exchange, Inc.). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Recent information regarding the Fund,

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Tuttle Capital Photonics Income Blast ETF
including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.fotoetf.com.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals from such arrangements generally will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (e.g., a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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